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                                                                    EXHIBIT 99.1


Pursuant to Section 906 of the Public Company Accounting Reform and Investor Protection Act of 2002 (18 U.S.C 1350, as adopted), Benjamin Hong, Chief Executive Officer of Nara Bancorp, Inc. (the "Company") and Bon T. Goo, Chief Financial Officer of the Company, each hereby certify that, to the best of their knowledge:

     1. The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2002, and to which this Certification is attached as
              Exhibit 99.1 (the "Periodic Report"), fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934, and

     2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     IN WITNESS WHEREOF, the undersigned have set their hands hereto as of the 13th day of November, 2002.

                                                    /s/ Benjamin Hong
                                                    ----------------------------
                                                    Chief Executive Officer

                                                    /s/ Bon T. Goo
                                                    ----------------------------
                                                    Chief Financial Officer

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